Exhibit 10.8

SUBLEASE

THIS SUBLEASE (“Sublease”), dated August 29, 2014, for reference purposes only, is entered into by and between WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Sublandlord”), and KURA ONCOLOGY, INC., a Delaware corporation (“Subtenant”).

RECITALS

A. Sublandlord leases certain premises consisting of approximately 16,393 square feet in a building, located at 11119 North Torrey Pines Road, La Jolla, CA 92037, pursuant to that certain lease dated March 1, 2013, between ARE-SD REGION No. 24, LLC, as landlord (the “Master Landlord”) and Sublandlord, as tenant, as amended by a First Amendment to Lease dated June 11, 2013 (as amended or otherwise modified from time to time, the “Master Lease”), a copy of which is attached as Exhibit A, as more particularly described therein (the “Premises”). Capitalized terms used but not defined herein have the same meanings as they have in the Master Lease.

B. Sublandlord desires to sublease to Subtenant, and Subtenant desires to sublease from Sublandlord a portion of the Premises upon the terms and conditions provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Sublandlord and Subtenant covenant and agree as follows:

AGREEMENT

1. Subleased Premises. On and subject to the terms and conditions below, Sublandlord hereby leases to Subtenant, and Subtenant hereby leases from Sublandlord, a portion of the Premises described as follows:

(a) Office 1 consisting of approximately 144 rentable square feet (“Initial Space”)

(b) Offices 2-7 and Cubicles 1-7 consisting of approximately 1,416 rentable square feet (“Additional Space”)

(c) (the above (a) and (b), (as more particularly shown on the layout attached at Exhibit B hereto) hereinafter, collectively the “Subleased Premises”).

(d) Additionally, Subtenant is hereby granted the right to the nonexclusive use of the Common Areas as defined in the Master Lease and subject to the provisions of the Master Lease applicable to such Common Areas. Subtenant covenants that its use of the Common Areas shall at all times comply with any all terms, conditions and provisions of the Master Lease and with any rules and regulations established by Master Landlord and/or Sublandlord from time to time. Additionally, Subtenant is hereby granted the right to the nonexclusive use of the common areas within the Premises outlined on Exhibit B attached hereto, which include a break room, lobby and common thoroughfares (the “Sub-Common Areas”). Upon advance written approval from Sublandlord, Subtenant may access the conference rooms located in the Premises. Subtenant covenants that its use of the Sub-Common Areas and conference rooms shall at all times comply with any all terms, conditions and provisions of the Master Lease and with any rules and regulations established by Master Landlord and/or Sublandlord from time to time

2. Term.

(a) The term of this Sublease with respect to the Initial Space shall commence on August 29, 2014 and shall expire on August 30, 2016 unless sooner terminated pursuant to any provision hereof (the “Initial Space Term”)

(b) The term of this Sublease with respect to the Additional Space shall commence on October 1, 2014, and shall expire August 30, 2016 unless sooner terminated pursuant to any provision hereof (the “Additional Space Term”); (the above commencement dates in (a) and (b) referred to hereinafter, collectively, as the “Commencement Dates”).

3. Possession. If for any reason Sublandlord cannot deliver possession of any of the Subleased Premises to Subtenant on the applicable Commencement Date, Sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Subtenant hereunder or extend the term hereof, provided that no rent shall be due hereunder with respect to the applicable Subleased Premises until possession of the Subleased Premises has been delivered to Subtenant, and if for any reason Sublandlord cannot deliver possession of any of the Subleased Premises to Subtenant within thirty (30) days following the applicable Commencement Date, Subtenant may terminate this Sublease by written notice to Sublandlord.

4. Rent.

(a) Commencing on each applicable Commencement Date and continuing throughout the term of this Sublease, Subtenant shall pay monthly rent consisting of Base Rent and Additional Rent (as defined below) (collectively, “Rent”) to Sublandlord in the following amounts:

(i) Base Rent. Subtenant shall pay to Sublandlord: (A) for the Initial Initial Office Space during the period between August 29, 2014 and October 1, 2014, the amount of $ 432.00; (B) For the Initial Office Space and the Additional Space during the Additional Space Term, $3.00 per rentable square foot per month, ($4,680.00 per month); ((A) and (B) being collectively referred to as “Base Rent”), subject to the rental adjustment described below.

(ii) Additional Rent. In addition to Base Rent, Subtenant shall also pay to Sublandlord, all Subtenant’s Proportionate Share (as defined below) of (A) Operating Expenses (as that term is defined in Section 5 of the Master Lease), and (B) all other costs payable by Sublandlord under the Master Lease (collectively with Operating Expenses, “Additional Rent”). Additional Rent shall be payable to Sublandlord as and when payments are due from Sublandlord pursuant to the Master Lease, but at least five (5) business days prior to the date Sublandlord must pay such amounts to Master Landlord, provided Sublandlord has invoiced Subtenant at least ten (10) business days prior to the date Sublandlord must pay such amounts to Master Landlord. Subtenant shall further pay to Sublandlord as Additional Rent any costs and expenses applicable to the Subleased Premises which are paid directly by Sublandlord, including, but limited to, utilities, personal property taxes and real property taxes. Notwithstanding the foregoing, in the event any amounts payable by Sublandlord to Master Landlord are (i) due to Sublandlord’s breach of any provision of the Master Lease which is not the result of or attributable to any action or inaction by Subtenant or any of its employees, contractors or guests, (ii) due to Sublandlord’s negligence or willful misconduct, or (iii) are for the sole benefit of Sublandlord, then such amounts shall not be pro-rated between Sublandlord and Subtenant and shall be the sole responsibility of Sublandlord. Notwithstanding the foregoing, in the event any amounts payable by Sublandlord to Master Landlord are (i) due to Subtenant’s breach of any provision of the Master Lease (ii) due to Subtenant’s negligence or willful misconduct, or (iii) are for the sole benefit of Subtenant, then such amounts shall not be pro-rated between Sublandlord and Subtenant and shall be the sole responsibility of Subtenant. For the purposes of this Sublease, “Subtenant’s Proportionate Share” means the total rentable area of the Subleased Premises subleased by Subtenant hereunder divided by 72,506 (as to Subtenant’s Proportionate Share of the Project expenses) or 16,393 (as to Subtenant’s Proportionate Share of the Premises expenses) expressed as a percentage, as of each date under which payment is due from Subtenant hereunder.

(iii) Payment of Rent. If any of the Commencement Dates do not fall on the first day of a calendar month, Rent for the first month shall be prorated on a daily basis based upon a calendar month. Rent shall be payable to Sublandlord in lawful money of the United States, in advance, without prior notice, demand, or offset, on or before the first day of each calendar month during the term hereof. All Rent shall be paid to Sublandlord at the address specified for notices to Sublandlord in Section 14, below.

(b) Upon execution of this Sublease, Subtenant shall deliver to Sublandlord the sum of five thousand one hundred twelve Dollars ($5,112.00), representing the Base Rent for the first two months under this Lease.

(c) In the event of any casualty or condemnation affecting the Subleased Premises, Rent payable by Subtenant shall be abated hereunder, but only to the extent that Rent under the Master Lease is abated, and Subtenant waives any right to terminate this Sublease in connection with such casualty or condemnation except to the extent the Master Lease is also terminated as to the Premises or any portion thereof.

5. Security Deposit. Upon execution of this Sublease, Subtenant shall deposit with the Sublandlord the sum of four thousand six hundred eighty Dollars ($4,680.00) as a security deposit (“Security Deposit”). If Subtenant fails to pay Rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, and such failure is not cured within the applicable cure period under this

Sublease, Sublandlord may use or apply all or any portion of the Security Deposit for the payment of any Rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublandlord may become obligated by reason of Subtenant’s default or breach, or for any loss or damage sustained by Sublandlord as a result of Subtenant’s default or breach. If Sublandlord so uses any portion of the Security Deposit, Subtenant shall restore the Security Deposit to the full amount originally deposited within ten (10) days after Sublandlord’s written demand. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. The Security Deposit, or so much thereof as had not theretofore been applied by Sublandlord, shall be returned to Subtenant within thirty (30) days of the expiration or earlier termination of this Sublease, provided Subtenant has vacated the Subleased Premises.

6. Assignment and Subletting. Subtenant may not assign, sublet, transfer, pledge, hypothecate or otherwise encumber the Subleased Premises, in whole or in part, or permit the use or occupancy of the Subleased Premises by anyone other than Subtenant, unless Subtenant has obtained Sublandlord’s consent thereto (which consent Sublandlord may withhold in its sole discretion) and the consent of Master Landlord.

7. Master Lease. This Sublease shall be subject and subordinate to all of the terms and provisions of the Master Lease, and Master Landlord shall have all rights in respect of the Master Lease and the Premises as set forth therein. Except for payments of Rent and Operating Expenses under Sections 3 and 5 of the Master Lease (which payments shall be made by Sublandlord), and, except as otherwise provided herein, Subtenant hereby agrees to perform for Sublandlord’s benefit, during the term of this Sublease, all of Sublandlord’s obligations under the Master Lease but only to the extent they relate to the Subleased Premises which accrue during the term of this Sublease. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between the Sublandlord and the Subtenant, the provisions of this Sublease shall control.

8. Condition of Subleased Premises. Subtenant has used due diligence in inspecting the Subleased Premises and agrees to accept the Subleased Premises in “as-is” condition and with all faults without any representation or warranty of any kind or nature whatsoever, or any obligation on the part of Sublandlord to modify, improve or otherwise prepare the Subleased Premises for Subtenant’s occupancy.

9. Use. Subtenant may use the Subleased Premises only for the purposes as allowed in the Master Lease, and for no other purpose. Subtenant shall promptly comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term of this Sublease governing, affecting and regulating the Subleased Premises, including but not limited to the use thereof, to the extent such compliance is required of the Sublandlord as tenant under the Master Lease. Subtenant shall not use or permit the use of the Subleased Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the Building or violate the provisions of the Master Lease. Additionally, Subtenant shall be responsible, at its sole cost and expense, to reimburse Sublandlord for any legal compliance costs incurred by Sublandlord as a result of Subtenant’s (a) particular use of the Subleased Premises (as opposed to general office and lab use), or (b) Subtenant’s obtaining any permit or license with respect to the Subleased Premises (regarding hazardous materials or otherwise).

10. Furniture. During the term of this Sublease, Subtenant shall have the right to use the modular work stations and furniture identified on Exhibit C hereto (“Furniture”). Subtenant shall accept such Furniture in its “as-is” condition without any representation or warranty by Sublandlord. Subtenant’s insurance as required under this Sublease shall include an all risk property insurance policy for the Furniture for its full replacement value, and Subtenant shall maintain the Furniture during the term hereof. At the expiration or earlier termination of this Sublease, Subtenant shall return the Furniture to Sublandlord in the same condition received, ordinary wear and tear excepted.

11. Incorporation of Sublease.

(a) All of the terms and provisions of the Master Lease, except as provided in subsection (b) below, are incorporated into and made a part of this Sublease, and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, the Subleased Premises being substituted for the Premises, the Initial Office Term and Additional Office Term, being substituted, as appropriate, for the Term, the Sublandlord being substituted for the Landlord in the Master Lease, the Subtenant being substituted for the Tenant in the Master Lease with respect to the Subleased Premises, provided, however, that under no circumstance shall Sublandlord be obligated to, or be responsible or liable in any way, for Sublandlord’s or Master Landlord’s failure to, (i) perform any acts required to be completed by Master Landlord under the Master Lease, (ii) supply any item, including, but not limited to, any utility or service to the Subleased Premises required to be supplied by Master Landlord under the Master Lease, or (iii) complete any work and/or maintenance in the Subleased Premises required to be completed by Master Landlord under the Master Lease; and no such failure will in any way excuse Subtenant’s performance under this Sublease or entitle Subtenant to any abatement of rent or other charge. In all provisions of the Master Lease requiring the approval or consent of Master Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Master Landlord. In all provisions of the Master Lease requiring that the tenant thereunder deliver notice to Master Landlord, Subtenant shall be required to deliver notice concurrently to Sublandlord and Master Landlord. In all provisions of the Master Lease requiring tenant to submit, exhibit to, supply or provide Master Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Master Landlord and Sublandlord. In any such instance, Sublandlord shall determine if such evidence, certificate or other matter or thing shall be satisfactory. In addition, (A) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Master Landlord under the Master Lease, the sole obligation of Sublandlord shall be to request the same in writing from Master Landlord as and when requested to do so by Subtenant, and to use Sublandlord’s reasonable efforts (without requiring Sublandlord to spend more than a nominal sum) to obtain Master Landlord’s performance; (B) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Landlord grants to Sublandlord a specified number of days to perform its obligation under the Master Lease, except as otherwise provided herein, Subtenant shall have three (3) fewer days to perform the obligation, including, without limitations, curing any defaults; (C) in any case where the “Landlord” reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be benefit of both Master Landlord and Sublandlord; (D) in any case where “Tenant” is to indemnify, release or waive claims against “Landlord”, such indemnity, release or waiver shall be deemed to run from Subtenant to both Master Landlord and Sublandlord; and (E) in any case where “Tenant” is to execute and deliver certain documents or notices to “Landlord” such obligation shall be deemed to run from Subtenant to both Master Landlord and Sublandlord. In the event any casualty or condemnation gives either Master Landlord or Sublandlord the right to terminate the Master Lease and such right is exercised, this Sublease shall be terminated as of the date the Master Lease is so terminated, and neither Master Landlord nor Sublandlord shall have any liability to Subtenant by reason of such termination.

(b) The following Sections of the Master Lease are not incorporated herein: the introductory paragraphs, Sections 1, 2, 3, 4, 5, 6, 10, 11, 13, 14 17, 22 (except the second sentence of Section 22(a)), 35, 38, 39, 40, 41, 42 and 43(k) and Exhibits A, C and G.

(c) Subtenant hereby assumes and agrees to perform for Sublandlord’s benefit, during the term of this Sublease, all of Sublandlord’s obligations with respect to the Subleased Premises under the Master Lease, except as otherwise provided herein. Subtenant shall not commit or permit to be committed any act or omission which violates any term or condition of the Master Lease. This Sublease shall be subject and subordinate to all of the terms of the Master Lease. If the Master Lease is terminated for any reason whatsoever, this Sublease shall automatically terminate and in such event Sublandlord shall have no liability whatsoever to Subtenant.

12. Insurance. Subtenant shall be responsible for compliance with the insurance provisions of the Master Lease to the extent applicable to the Sublease Premises. Such insurance shall insure the performance by Subtenant of its indemnification obligations hereunder and shall name Master Landlord and Sublandlord as additional insureds. All insurance required under this Sublease shall contain an endorsement requiring thirty (30) days written notice from the insurance company to Subtenant and Sublandlord before cancellation or change in the coverage, insureds or amount of any policy. Subtenant shall provide Sublandlord with certificates of insurance evidencing such coverage prior to the commencement of this Sublease.

13. Default. In addition to defaults contained in the Master Lease and incorporated by reference above, failure of Subtenant to make any payment of Rent within three days of notice that it was not received when due hereunder shall constitute an event of default hereunder. If Subtenant’s default causes Sublandlord to default under the Master Lease, Subtenant shall defend, indemnify and hold Sublandlord harmless from all damages, costs (including reasonable attorneys’ fees), liability, expenses or claims relating to such default.

14. Notices. The addresses specified in the Master Lease for receipt of notices to each of the parties are deleted and replaced with the following:

To Sublandlord at:	Wellspring Biosciences LLC
11119 North Torrey Pines Road, Suite 125
La Jolla, CA 92037
Attn: Chief Financial Officer

To Subtenant at:	Kura Oncology, Inc.
11119 North Torrey Pines Road, Suite 125
La Jolla, CA 92037
Attn: Chief Financial Officer

15. Sublandlord’s Obligations.

(a) To the extent that the provision of any services or the performance of any maintenance or any other act respecting the Subleased Premises, the Premises or Building is the responsibility of Master Landlord (collectively “Master Landlord Obligations”), upon Subtenant’s request, Sublandlord shall make reasonable efforts to cause Master Landlord to perform such Master Landlord Obligations, provided, however, that in no event shall Sublandlord be liable to Subtenant for any liability, loss or damage whatsoever in the event that Master Landlord should fail to perform the same, nor shall Subtenant be entitled to withhold the payment of Rent or terminate this Sublease. It is expressly understood that the services and repairs which are incorporated herein by reference, including but not limited to the maintenance of exterior walls, structural portions of the roof, foundations, walls and floors, will in fact be furnished by Master Landlord and not by Sublandlord. In addition, Sublandlord shall not be liable for any maintenance, restoration (following casualty or destruction) or repairs in or to the Building or the Subleased Premises, other than its obligations under the Master Lease and other than its obligations under this Sublease to use reasonable efforts to cause Master Landlord to perform its obligations under the Master Lease.

(b) Except as otherwise provided herein, Sublandlord shall have no other obligations to Subtenant with respect to the Subleased Premises or the performance of the Master Landlord Obligations.

16. Early Termination of Sublease. If the Master Lease should terminate prior to the expiration of this Sublease (for any reason other than a breach of the Master Lease by Sublandlord which is not the result of or attributable to any action or inaction by Subtenant or any of its employees, contractors or guests), Sublandlord shall have no liability to Subtenant on account of such termination. To the extent that the Master Lease grants Sublandlord any discretionary right to terminate the Master Lease, whether due to casualty, condemnation, or otherwise, Sublandlord shall be entitled to exercise or not exercise such right in its complete and absolute discretion.

17. Consent of Master Landlord and Sublandlord. If Subtenant desires to take any action which requires the consent or approval of Sublandlord pursuant to the terms of this Sublease, prior to taking such action, including, without limitation, making any alterations, then, notwithstanding anything to the contrary herein, (a) Sublandlord shall have the same rights of approval or disapproval as Master Landlord has under the Master Lease, and (b) Subtenant shall not take any such action until it obtains the consent of Sublandlord and Master Landlord, as may be required under this Sublease or the Master Lease. This Sublease shall not be effective unless and until any required written consent of the Master Landlord shall have been obtained.

18. Indemnity. Subtenant shall indemnify, defend, protect, and hold Sublandlord and Master Landlord harmless from and against all actions, claims, demands, costs liabilities, losses, reasonable attorneys’ fees, damages, penalties, and expenses (collectively “Claims”) which may be brought or made against Sublandlord or which Sublandlord may pay or incur to the extent caused by (i) a breach of this Sublease by Subtenant, (ii) any violation of law by Subtenant or its employees, agents, contractors or invitees (collectively, “Agents”) relating to the use or occupancy of the Subleased Premises, (iii) any act or omission by Subtenant or its Agents resulting in contamination of any part or all of the Premises by Hazardous Materials, (iv) the negligence or willful misconduct of Subtenant or its Agents or (v) the use or occupancy of the Subleased Premises by Subtenant or its Agents.

Sublandlord shall indemnify, defend, protect, and hold Subtenant harmless from and against all Claims which may be brought or made against Subtenant or which Subtenant may pay or incur to the extent caused by a breach of this Sublease or Master Lease by Sublandlord, except to the extent due to any action or inaction by Subtenant or its agents.

19. Brokers. Each party hereto represents and warrants that it has dealt with no broker in connection with this Sublease and the transactions contemplated herein. Each party shall indemnify, protect, defend and hold the other party harmless from all costs and expenses (including reasonable attorneys’ fees) arising from or relating to a breach of the foregoing representation and warranty.

20. Maintenance and Repair; Surrender of Subleased Premises. Subtenant shall, at Subtenant’s sole cost and expense, keep the Subleased Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Sublease Term, and in any event at least in the same condition as that when the Subtenant first takes possession of the Subleased Premises less normal wear and tear and Subtenant shall otherwise perform all maintenance and repairs in the Subleased Premises which Sublandlord is required to perform under the Master Lease; provided however, that, if Subtenant fails to make such repairs, Sublandlord may upon reasonable prior written notice to Subtenant, but need not, make such repairs and replacements, and Subtenant shall pay Sublandlord’s reasonable costs or expenses, arising from Sublandlord’s involvement with such repairs and replacements upon being billed for same. Upon the expiration or earlier termination of this Sublease, Subtenant shall surrender the Subleased Premises in the same condition as they were in on the Commencement Date, except for ordinary wear and tear.

21. No Third Party Rights. The benefit of the provisions of this Sublease is expressly limited to Sublandlord and Subtenant and their respective permitted successors and assigns. Under no circumstances will any third party be construed to have any rights as a third party beneficiary with respect to any of said provisions.

22. Counterparts. This Sublease may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

23. Consent. This Sublease and Sublandlord’s and Subtenant’s obligations hereunder are conditioned upon the written consent of Master Landlord. If Sublandlord fails to obtain Master Landlord’s consent within thirty (30) days after execution of this Sublease by Sublandlord, then Sublandlord or Subtenant may terminate this Sublease by giving the other party written notice thereof.

IN WITNESS WHEREOF, the parties have executed this Sublease as of the date first written above.

WELLSPRING BIOSCIENCES LLC		KURA ONCOLOGY, INC.

By:	/s/ Heidi Henson	By:	/s/ Troy Wilson

Its:	CFO	Its:	President & CEO

EXHIBIT A

MASTER LEASE

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 1st day of March, 2013, between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Tenant”).

Building:	11119 North Torrey Pines, San Diego CA 92127

Premises:	The east side of the first floor of the Building, containing approximately 17,087 rentable square feet, as determined by Landlord, as shown on Exhibit A.

Project:	The real property on which the Building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$3.00 per rentable square foot of the Premises per month

Rentable Area of Premises:	17,087 sq. ft.

Rentable Area of Project:	72,245 sq. ft.	Tenant’s Share of Operating Expenses:	23.65%

Security Deposit:	$51,261.00

Rent Adjustment Percentage:	3%	Target Commencement Date:	August 16, 2013

Base Term:	Beginning on the Commencement Date and ending 36 months from the first day of the first full month following the Commencement Date.

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 79840	385 E. Colorado Boulevard, Suite 299
Baltimore, MD 21279-0840	Pasadena, CA 91101
Attention: Corporate Secretary

Tenant’s Notice Address:
Prior to Commencement Date:	Following Commencement Date:
3210 Merryfield Row	11119 North Torrey Pines Road, Suite 125
San Diego, CA 92121	San Diego CA 92127
Attention: President/CEO	Attention: President/CEO

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒ EXHIBIT A - PREMISES DESCRIPTION	☒ EXHIBIT B - DESCRIPTION OF PROJECT
☒ EXHIBIT C - WORK LETTER	☒ EXHIBIT D - COMMENCEMENT DATE
☒ EXHIBIT E - RULES AND REGULATIONS	☒ EXHIBIT F - TENANT’S PERSONAL PROPERTY
☒ EXHIBIT G - SIGNAGE	☒ EXHIBIT H - CONTROL AREAS

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that (i) such modifications do not materially adversely affect Tenant’s use of the Premises for the

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Permitted Use, (ii) such modifications do not materially increase the obligations or materially decrease the rights of Tenant under this Lease, (iii) common restrooms shall continue to be available in the Building, and (iv) Landlord shall endeavor to provide Tenant with prior notice of such modifications together with a description of the scope of such modifications. In no event shall Tenant have any approval rights over any modifications to the Common Areas. From and after the Commencement Date through the expiration of the Term, Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other temporary interruptions, and otherwise subject to the terms of this Lease.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 90 days of the Target Commencement Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to the Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. If Tenant does not elect to void this Lease within 5 business days of the lapse of such 90 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the later of August 16, 2013 and the earlier of: (i) the date Landlord Delivers the Premises to Tenant in vacant, broom clean condition; or (ii) the date Landlord could have Delivered the Premises but for Tenant Delays. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease and the Extension Term which Tenant may elect pursuant to Section 39 hereof. Landlord shall keep Tenant updated on the progress of Landlord’s Work and shall, from time to time upon written request from Tenant, provide a written notice of the date Landlord anticipates it will Substantially Complete Landlord’s Work.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent and Operating Expenses.

For the period of 60 consecutive days after the Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems (as defined in Section 13) serving the Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Tenant agrees and acknowledges that, except as otherwise set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for

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the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Base Rent Adjustments. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

5. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), capital repairs and improvements amortized over the lesser of 10 years and the useful life of such capital items (“Approved Capital Expenses”), and the costs of Landlord’s third party property manager (not to exceed 3.0% of Base Rent) or, if there is no third party property manager, administration rent in the amount of 3.0% of Base Rent), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project and other capital expenditures to the extent not Approved Capital Expenses;

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(c) any costs incurred to remove, study, test, remediate or otherwise related to the presence of Hazardous Materials in or about the Building or the Project, which Hazardous Materials Tenant proves (i) existed prior to the Commencement Date, (ii) originated from any separately demised tenant space within the Project other than the Premises or (iii) were not brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Project by Tenant or any Tenant Party;

(d) interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments or base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(e) depreciation of the Project and capital reserves (except for capital improvements amortized as set forth above, the cost of which are includable in Operating Expenses);

(f) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(g) legal and other expenses incurred in the negotiation or enforcement of leases;

(h) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(k) general organizational, administrative and overhead costs relating to maintaining Landlord‘s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(n) penalties, fines or interest incurred as a result of Landlord‘s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord‘s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

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(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(t) real estate broker’s commissions;

(u) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by insurance or third parties other than tenants of the Project under leases for space in the Project;

(v) except as provided in the Work Letter, the costs of Landlord’s Work and correcting construction defects with respect to Landlord’s Work;

(w) the cost of constructing or operating a Common Area fitness center, conference center and/or cafe which are constructed or installed by Landlord following the Commencement Date (each, a “Common Area Amenity”) and which Common Area Amenity Tenant has elected by delivery of written notice to Landlord not to use during the Term (provided, however, that if the construction of such Common Area Amenity results in an increase of the assessed valuation of the Premises, Tenant shall be responsible for Tenant’s Share of Taxes resulting from such increase in such assessed valuation as part of Operating Expenses). Tenant understands and agrees that if Tenant has elected by written notice to Landlord not to use a Common Area Amenity, (i) Tenant shall have no right to the use or benefit of such Common Area Amenity, and (ii) if Tenant or any of Tenant’s employees uses any Common Area Amenity, Tenant shall be required to pay Tenant’s Share of Operating Expenses (other than the initial construction costs of such Common Area Amenity) such Common Area Amenity, which payments shall be retroactive to the date that Tenant or any of Tenant’s employees commenced using the Common Area Amenity and shall continue through the expiration of the Term; and

(x) the costs incurred in connection with the performance of alterations or modifications to the Project that are required solely due to the non-compliance of the Project with Legal Requirements applicable to the Project as of the Commencement Date, except to the extent such alterations or modifications are triggered by reason of Tenant’s particular use of the Premises or Tenant’s Alterations, in which case Tenant shall be solely responsible subject to Section 7.

Notwithstanding anything to the contrary contained in this Lease, Tenant shall only be responsible for any earthquake deductible or uninsured earthquake damage payable by Landlord up to Tenant’s Share of 5% of the replacement cost of the Project. Following earthquake damage to the Project, Tenant shall pay Tenant’s Share of any such deductible or uninsured damage in equal monthly installments (not to exceed the cap set forth above) amortized over the remaining balance of the Term of the Lease.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share

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of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 45 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 45 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 4 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimate Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5%, then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth on the first page of this Lease as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Project occurring thereafter. The rentable area of the Premises shall not be subject to re-measurement by either party during the Term. If Landlord has a reasonable basis for doing so, Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord’s choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation

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for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages under California Civil Code Section 1951.2, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth on Page 1 of this Lease. Tenant hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7. Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. The use that Tenant has disclosed to Landlord that Tenant will be making of the Premises as of the Commencement Date will not result in the voidance of or an increased insurance risk with respect to the insurance currently being maintained by Landlord. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the

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Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment which will overload the floor in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) make any alterations or modifications to the Project that are required by Legal Requirements, including the ADA, unless such alterations or modifications are triggered by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises or any Tenant Alterations, in which case Landlord shall make such alterations or modifications to the Project at Tenant’s expense. Except as provided in the immediately preceding sentence, Tenant, at its sole expense, shall make any alterations or modifications to the interior or the exterior of the Premises or the Project that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s particular use or occupancy of the Premises or any Tenant Alterations. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements related to Tenant’s particular use or occupancy of the Premises or any Tenant Alterations, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement related to Tenant’s specific use or occupancy of the Premises or any Tenant Alterations.

8. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall (x) for the first 30 days, be equal to 125% of Base Rent in effect during the last 30 days of the Term, and (y) thereafter, be equal to 150% of Base Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal,

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local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Notwithstanding anything to the contrary herein, Landlord shall only charge Tenant for such assessments as if those assessments were paid by Landlord over the longest possible term which Landlord is permitted to pay for the applicable assessments without additional charge other than interest, if any, provided under the terms of the underlying assessments. Notwithstanding anything to the contrary contained in this Lease, Taxes shall not include any net income taxes, gross receipts tax, estate taxes or inheritance taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder, or any late penalties, interest or fines. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project, to use 58 parking spaces in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations at no additional cost during the Base Term and the Extension Term (as defined in Section 39). Landlord may allocate parking spaces among Tenant and other tenants in the Project if Landlord determines that such parking facilities are becoming crowded. Three (3) of the parking spaces which Tenant is entitled to use pursuant to the first sentence of this Section 10 shall be marked as being reserved for Tenant in a manner consistent with Landlord’s program at the Project with respect to the reservation of parking spaces. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project or for enforcing any reservation of parking spaces.

11. Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), and, with respect to the Common Areas only, refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. If Landlord reasonably determines that Tenant is using Utilities in excess of Tenant’s Share, Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Landlord may otherwise cause any Utilities to be separately metered at Landlord’s cost. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term.

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Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use. Tenant shall be responsible for obtaining and paying for its own janitorial services for the Premises.

Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the capacity of the emergency generators located in the Building as of the date hereof, and (ii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed. If Tenant reasonably determines that the backup power available from the emergency generators existing at the Project are not sufficient for Tenant’s use of the Premises, Tenant shall have the right, at Tenant’s sole cost and expense, to install an emergency generator at the Project at a location reasonably acceptable to Landlord and Tenant for the exclusive use of Tenant. Tenant’s installation of such emergency generator shall be treated as an Alteration and be subject to the terms of Section 12.

12. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems and shall not be otherwise unreasonably withheld. Tenant may construct nonstructural Alterations in the Premises without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $25,000 (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 3% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord

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may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined) and Tenant’s Property, all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, or at the time it receives notice of a Notice Only Alteration, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to be paid as administrative rent a fee of $1,000 per occurrence for its time and effort in preparing and negotiating such a waiver of lien.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property, trade fixtures, machinery or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all property of any kind paid for with the TI Fund, all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

Tenant shall not be required to remove Landlord’s Work at the expiration or earlier termination of the Term nor shall Tenant have the right to remove any Landlord’s Work at any time.

13. Landlord’s Repairs. Landlord, as an Operating Expense (except to the extent the cost thereof is excluded from Operating Expenses pursuant to Section 5 hereof), shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages

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caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Subject to the provisions of the penultimate paragraph of Section 17, losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Landlord shall use reasonable efforts to minimize interruption of Tenant’s business during such planned stoppages of Building Systems and Utilities. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Notwithstanding anything to the contrary contained herein, repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14. Tenant’s Repairs. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls; provided, however, that Landlord shall be responsible, as part of Operating Expenses, for repairs, replacements and maintenance that constitute capital expenditures that Landlord, in its sole and absolute discretion, determines to be necessary. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to

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property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord or the default of Landlord under this Lease. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

17. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project (including the Tenant Improvements). Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s particular use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”), as additional insureds. The commercial general liability insurance shall insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 10 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other

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underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Notwithstanding anything to the contrary contained in this Lease, neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder regardless of the negligence of the party to the Lease receiving the benefit of the waiver, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project; provided, however, that the increased amount of coverage is consistent with coverage amounts then being required by institutional owners of similar projects with tenants occupying similar size premises in the geographical area in which the Project is located.

18. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 9 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 10 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as an Operating Expense subject to the provisions of Section 5), promptly restore the Premises (including the Tenant Improvements but excluding any other improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration or Tenant may by written notice to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant. Notwithstanding the foregoing, if a portion of the Project not including the Premises is damaged, Landlord may not terminate this Lease on the basis that the Restoration Period will exceed the Maximum Restoration Period if Landlord elects to merely repair the damage rather than redevelop or improve the Project as a whole, and Landlord actually

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commences construction of the repair of such damage. The Restoration Period and the Maximum Restoration Period shall not be extended by Force Majeure. In the event that the Lease terminates pursuant to the provisions of this Section 18 as a result of an earthquake, Tenant shall not be required to pay any deductibles as part of Operating Expenses in connection with such earthquake.

Tenant may, at Tenant’s option, re-enter the Premises and commence doing business in accordance with this Lease upon Landlord’s completion of all repairs or restoration required to be done by Landlord pursuant to this Section 18; provided, however, that Tenant shall nonetheless (and even if Tenant does not re-enter the Premises) continue to be responsible for all of its obligations under this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease upon written notice to the other if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period. Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until either the date that this Lease is terminated pursuant to this Section 18 or the date the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space in the Project during the period of repair that is suitable, in Tenant’s reasonable discretion, for the temporary conduct of Tenant’s business. In the event that no Hazardous Material Clearances are required to be obtained by Tenant with respect to the Premises, rent abatement shall commence on the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, materially interfere with or impair Landlord’s ownership or operation of the Project or would in the reasonable judgment of Landlord and Tenant either prevent or materially interfere with Tenant’s use of the Premises (as resolved, if the parties are unable to agree, by arbitration by a single arbitrator with the qualifications and experience appropriate to resolve the matter and appointed pursuant to and acting in accordance with the rules of the American Arbitration Association), then upon written notice by Landlord or Tenant to the other, this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

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20. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant written notice and an opportunity to cure any failure to pay Rent within 3 days of any such notice not more than twice in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 20 days after Tenant’s receipt of written notice that any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 45 days from the date of Landlord’s notice.

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21. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a

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new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may, upon written notice to Tenant, conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. Following a Default by Tenant under this Lease and to the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

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22. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 49.9% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, Tenant shall have the right to obtain financing from investors (including venture capital funding and corporate partners) or undergo a public offering which results in a change in control of Tenant without such change of control constituting an assignment under this Section 22 requiring Landlord consent, provided that (i) Tenant notifies Landlord in writing of the financing at least 5 business days prior to the closing of the financing, and (ii) provided that in no event shall such financing result in a change in use of the Premises from the use contemplated by Tenant at the commencement of the Term.

(b) Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, or (iii) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”) if the proposed assignment or subletting concerns more than 50% of the Premises for the remainder (or substantially all of the remainder) of the Term. Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has received from any prior landlord to the proposed assignee or subtenant a negative report concerning such prior landlord’s experience with the proposed assignee or subtenant; (7) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (8) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (9) the proposed assignee or subtenant, or any entity that, directly or indirectly, controls, is controlled by, or is under common control with the proposed assignee or subtenant, is then an occupant of the Project; (10) the proposed assignee or subtenant is an entity with whom Landlord is actively negotiating to lease

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space in the Project; or (11) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 10 days after Tenant’s receipt of Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents. Notwithstanding the foregoing, Landlord’s consent to a deemed assignment due to a change in control or to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment (which approval shall not be unreasonably withheld or delayed). In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.” Notwithstanding anything to the contrary contained herein, Landlord shall have no right to deliver an Assignment Termination as a result of a Permitted Assignment or any notice of a Permitted Assignment from Tenant.

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any

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portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. Except with respect to a Permitted Assignment, if the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form attributable to the assignment or sublease) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that, to Tenant’s knowledge, there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

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24. Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

28. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant, such approval not to be unreasonably withheld or delayed. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily

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completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual reasonable out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $2,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of

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the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. Notwithstanding anything to the contrary contained in Section 28 or this Section 30, Tenant shall not be responsible for or have any liability to Landlord, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to Hazardous Materials in or about the Building or the Project, which Hazardous Materials Tenant proves to Landlord’s reasonable satisfaction (i) existed prior to the Commencement Date, (ii) originated from any separately demised tenant space within the Project other than the Premises or (iii) were not brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Project by Tenant or any Tenant Party, unless in any such case, to the extent the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b) Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises by Tenant or any Tenant Party (other than products customarily used by tenants in de minimis quantities for ordinary cleaning and office purposes) and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year listing all Hazardous Materials which Tenant is required to disclose to any Governmental Authority (e.g., the fire department) in connection with its use or occupancy of the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the

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intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall, upon reasonable prior notice to Tenant, have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises if there is violation of this Section 30 or if contamination for which Tenant is responsible under this Section 30 is identified; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, upon reasonable prior notice to Tenant, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code, for chemical use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area would be 20%. Tenant shall have the use of 50% of the control area designated as control area 1.A on Exhibit H attached hereto and exclusive use of the control area designated as control area 1.B. on Exhibit H.

(f) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now

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exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(g) Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials for which Tenant is responsible under this Section 30 (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. Landlord shall use reasonable efforts to minimize interruption of Tenant’s business during such inspections or repairs. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the

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Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34. Force Majeure. Except for the payment of Rent, neither Tenant nor Landlord shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, extreme weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other similar causes or events beyond the reasonable control of such party (“Force Majeure”).

35. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Cassidy Turley BRE Commercial. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all fees of Cassidy Turley BRE Commercial arising out of the execution of this Lease in accordance with the terms of a separate written agreement between Cassidy Turley BRE Commercial and Landlord.

36. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN

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LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and walls and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

Landlord shall erect a new monument sign at the Building upon which the names of tenants of the Project shall be displayed (“Monument Sign”), which Monument Sign shall replace the monument sign located at the Project as of the date of this Lease. Tenant shall, at Tenant’s sole cost and expense, have the non-exclusive right to install a sign bearing Tenant’s name on the Monument Sign as shown on Exhibit G. Tenant acknowledges and agrees that Tenant’s signage on the Monument Sign including, without limitation, the location, size, color and type, shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld and shall be subject to and consistent with Landlord’s signage program at the Project and applicable Legal Requirements. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s signage on the Monument Sign, for the removal of Tenant’s signage from the Monument Sign at the expiration or earlier termination of this Lease and for the repair of all damage resulting from such removal.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have 1 right (an “Extension Right”) to extend the term of this Lease from the expiration date of the Base Term through October 31, 2019 (an “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise such Extension Right at least 9 months prior, and no earlier than 12 months prior, to the expiration of the Base Term of the Lease.

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Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market rental rate as determined by Landlord and agreed to by Tenant, which shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term increased by the Rent Adjustment Percentage multiplied by such Base Rent.

If, on or before the date which is 180 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 39(b). Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 39(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of the Lease for the Extension Term.

(b) Arbitration.

(i) Within 10 days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater San Diego metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the greater San Diego metropolitan area, (ii) devoting substantially all of their time to professional appraisal or

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brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the, except that it may be assigned in connection with any Permitted Assignment of this Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall, at Landlord’s option, not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

40. LEED Certification. Tenant agrees to cooperate with Landlord and to comply with measures reasonably implemented by Landlord with respect to the Building and/or the Project in connection with Landlord’s efforts to obtain a Leadership in Energy and Environmental Design (LEED) certificate for the Project. Any measure implemented in accordance with the foregoing will be at minimal or no cost to Tenant. Tenant shall have the right, at its sole discretion and at Tenant’s sole cost and expense, to pursue LEED certification on the Tenant Improvements.

41. Satellite Dish. Tenant shall have the right at its sole cost and expense, subject to compliance with all Legal Requirements, to install, maintain, and remove on the top of the roof of the Building, in a located designated by Landlord, one satellite dish (having a diameter of up to 20 inches and weighing up to 50 pounds) for the transmission or reception of communication of signals as Tenant may from time to time desire, including ancillary cabling to connect such equipment to the Premises (“Satellite Dish”) on the following terms and conditions:

(a) Requirements. Tenant shall submit to Landlord (i) the plans and specifications for the installation of the Satellite Dish, (ii) copies of all required governmental and quasi-governmental permits, licenses, and authorizations that Tenant will and must obtain at its own expense, with the cooperation of Landlord, if necessary for the installation and operation of the Satellite Dish, and (iii) an insurance policy or certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance as reasonably required by Landlord for the installation and operation of the Satellite Dish. Landlord shall not unreasonably withhold or delay its approval for the installation and operation of the Satellite Dish; provided, however, that Landlord may reasonably withhold its approval if the installation or operation of the Satellite Dish (A) may damage the structural integrity of the Building, (B) may void, terminate, or invalidate any applicable roof warranty, (C) may interfere with any service provided by Landlord or any tenant of the Building, (D) may reduce the leaseable space in the Building, or (E) is not properly screened from the viewing public.

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(b) No Damage to Roof. If installation of the Satellite Dish requires Tenant to make any roof cuts or perform any other roofing work, such cuts shall only be made to the roof area of the Building located directly above the Premises and only in the manner designated in writing by Landlord; and any such installation work (including any roof cuts or other roofing work) shall be performed by Tenant, at Tenant’s sole cost and expense by a roofing contractor designated by Landlord. If Tenant or its agents shall otherwise cause any damage to the roof during the installation, operation, and removal of the Satellite Dish such damage shall be repaired promptly at Tenant’s expense and the roof shall be restored in the same condition it was in before the damage. Landlord shall not charge Tenant Additional Rent for the installation and use of the Satellite Dish. If, however, Landlord’s insurance premium or Tax assessment increases as a result of the Satellite Dish, Tenant shall pay such increase as Additional Rent within ten (10) days after receipt of a reasonably detailed invoice from Landlord. Tenant shall not be entitled to any abatement or reduction in the amount of Rent payable under this Lease if for any reason Tenant is unable to use the Satellite Dish. In no event whatsoever shall the installation, operation, maintenance, or removal of the Satellite Dish by Tenant or its agents void, terminate, or invalidate any applicable roof warranty.

(c) Protection. The installation, operation, and removal of the Satellite Dish shall be at Tenant’s sole risk. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including, but not limited to, attorneys’ fees) of every kind and description that may arise out of or be connected in any way with Tenant’s installation, operation, or removal of the Satellite Dish.

(d) Removal. At the expiration or earlier termination of this Lease or the discontinuance of the use of the Satellite Dish by Tenant, Tenant shall, at its sole cost and expense, remove the Satellite Dish from the Building. Tenant shall leave the portion of the roof where the Satellite Dish was located in good order and repair, reasonable wear and tear excepted. If Tenant does not so remove the Satellite Dish, Tenant hereby authorizes Landlord to remove and dispose of the Satellite Dish and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in such removal and disposal. Tenant agrees that Landlord shall not be liable for any Satellite Dish or related property disposed of or removed by Landlord.

(e) No Interference. The Satellite Dish shall not interfere with the proper functioning of any telecommunications equipment or devices that have been installed or will be installed by Landlord or for any other tenant or future tenant of the Building. Tenant acknowledges that other tenant(s) may have approval rights over the installation and operation of telecommunications equipment and devices on or about the roof, and that Tenant’s right to install and operate the Satellite Dish is subject and subordinate to the rights of such other tenants. Tenant agrees that any other tenant of the Building that currently has or in the future takes possession of any portion of the Building will be permitted to install such telecommunication equipment that is of a type and frequency that will not cause unreasonable interference to the Satellite Dish.

(f) Relocation. Landlord shall have the right, at its expense and after 60 days prior notice to Tenant, to relocate the Satellite Dish to another site on the roof of the Building as long as such site reasonably meets Tenant’s sight line and interference requirements and does not unreasonably interfere with Tenant’s use and operation of the Satellite Dish.

(g) Access. Landlord grants to Tenant the right of ingress and egress on a 24 hour 7 day per week basis to install, operate, and maintain the Satellite Dish. Before receiving access to the roof of the Building, Tenant shall give Landlord at least 24 hours’ advance written or oral notice, except in emergency situations, in which case 2 hours’ advance oral notice shall be given by Tenant. Landlord shall supply Tenant with the name, telephone, and pager numbers of the contact individual(s) responsible for providing access during emergencies.

(h) Appearance. If permissible by Legal Requirements, the Satellite Dish shall be painted the same color as the Building so as to render the Satellite Dish virtually invisible from ground level.

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(i) No Assignment. The right of Tenant to use and operate the Satellite Dish shall be personal solely to Wellspring Biosciences LLC, except that it may be assigned in connection with any Permitted Assignment of this Lease, and (i) no other person or entity shall have any right to use or operate the Satellite Dish, and (ii) except in connection with a Permitted Assignment, Tenant shall not assign, convey, or otherwise transfer to any person or entity any right, title, or interest in all or any portion of the Satellite Dish or the use and operation thereof.

42. Alternative Premises. If at any time during the Term of this Lease, Tenant is considering leasing additional or alternative space in the San Diego area, Tenant shall deliver written notice (“Premises Notice”) to Landlord, which Premises Notice shall include a description of the additional or alternative space desired by Tenant. For a period of 30 days following Tenant’s delivery of the Premises Notice to Landlord (“Exclusive Period”), Tenant agrees that Landlord shall have the exclusive right, if it so elects and without any obligation to do so, to offer Tenant additional or alternative premises which satisfy in part or in its entirety the premises being sought by Tenant (“Alternative Premises”) on market terms at the Project or, if Landlord so elects, at another property in the San Diego area owned or controlled by an entity controlled by, under common control with, or controlling Landlord including, without limitation, any of the constituent members of Landlord or Alexandria Real Estate Equities, Inc. (any such entity, an “Affiliate”). Landlord and/or any Affiliate, as the case may be, shall have the right, if it so elects and without any obligation to do so, to acquire a new project or redevelop any existing project it then owns to provide the Alternative Premises. Tenant shall consider in good faith any Alternative Premises offered to Tenant by Landlord (or its Affiliate) during the Exclusive Period. If Landlord (or its Affiliate) and Tenant identify an Alternative Premises acceptable to Tenant, Landlord (or its Affiliate) and Tenant shall use good faith efforts to negotiate and enter into a new lease for such Alternative Premises. If Landlord (or its Affiliate) and Tenant are negotiating a lease as of the expiration of the Exclusive Period, the Exclusive Period shall be extended through the earlier to occur of (i) the date that Landlord (or its Affiliate) and Tenant enter into a new lease, or (ii) the date that negotiations between Landlord (or its Affiliate) and Tenant terminate. Such new lease shall, if entered into, otherwise be upon terms and conditions acceptable to Landlord or Affiliate, as the case may be, and Tenant in their respective good faith sole discretion. The provisions of this Section 42 shall only apply so long as ARE-SD Region No. 24, LLC, or an Affiliate is the owner of the Project.

43. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Upon Landlord’s request, Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 180 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 60 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. So long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 43(c) shall not apply. Landlord shall treat Tenant’s financial information as confidential information belonging to Tenant. Landlord may, however, disclose Tenant’s financial

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information to Landlord’s auditors, attorneys, consultants, lenders and prospective purchasers; provided, however, that Landlord advises such parties of the confidentiality of such information. Notwithstanding the foregoing, in no event shall Tenant be required to provide any financial information to Landlord which Tenant does not otherwise prepare (or cause to be prepared) for its own purposes.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j) OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l) Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and

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discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o) Redevelopment of Project. Tenant acknowledges that Landlord, in its sole discretion, may, subject to the terms of the second sentence of Section 1 of this Lease, from time to time expand, renovate and/or reconfigure the Project as the same may exist from time to time and, in connection therewith or in addition thereto, as the case may be, from time to time without limitation: (a) change the shape, size, location, number and/or extent of any improvements, buildings, structures, lobbies, hallways, entrances, exits, parking and/or parking areas relative to any portion of the Project; (b) modify, eliminate and/or add any buildings, improvements, and parking structure(s) either above or below grade, to the Project, the Common Areas and/or any other portion of the Project and/or make any other changes thereto affecting the same; and (c) make any other changes, additions and/or deletions in any way affecting the Project and/or any portion thereof as Landlord may elect from time to time, including without limitation, additions to and/or deletions from the land comprising the Project, the Common Areas and/or any other portion of the Project. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no right to seek damages (including abatement of Rent) or to cancel or terminate this Lease because of any proposed changes, expansion, renovation or reconfiguration of the Project nor shall Tenant have the right to restrict, inhibit or prohibit any such changes, expansion, renovation or reconfiguration; provided, however, Landlord shall not change the size, dimensions, location or Tenant’s Permitted Use of the Premises.

(p) Discontinued Use. If, at any time following the Rent Commencement Date, Tenant (or an assignee or subtenant of Tenant pursuant to Section 22) does not continuously operate its business in the Premises for a period of 180 consecutive days, Landlord may, but is not obligated to, elect to terminate this Lease upon 30 days’ written notice to Tenant, whereupon this Lease shall terminate 30 days’ after Landlord’s delivery of such written notice (“Termination Date”), and Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of this Lease on or before the Termination Date and Tenant shall have no further obligations under this Lease except for those accruing prior to the Termination Date and those which, pursuant to the terms of the Lease, survive the expiration or early termination of the Lease.

[ Signatures on next page ]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

WELLSPRING BIOSCIENCES LLC,
a Delaware limited liability company

By:	/s/ Heidi Henson
Its:	CFO

LANDLORD:

ARE-SD REGION NO. 24, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Eric S. Johnson
		Its:	Vice President, Real Estate Legal
Affairs

11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

# SITE PLAN

ARENISCA

ALEXANDRIA

11119 NORTH TORREY PINES ROAD

Work Letter – Landlord Build	11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER (this “Work Letter”) is incorporated into that certain Lease Agreement (the “Lease”) dated as of March 1, 2013 by and between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Heidi Henson and Anna Nadolski (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Thomas Brennan and Rodney Hunt (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor shall be BN Builders, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) DGA shall be the architect (the “TI Architect”) for the Tenant Improvements.

2. Tenant Improvements.

(a) Definition of Tenant Improvements. As used herein, the term “Tenant Improvements” shall mean all improvements to the Building as shown on the mutually agreeable TI Construction Drawings (as defined in Section 2(c) below). Notwithstanding anything to the contrary contained in this Work Letter, (i) Landlord shall cause, at Landlord’s sole cost and expense, the remediation prior to the Commencement Date, in a manner acceptable to Landlord in its sole and absolute discretion and otherwise in compliance with Legal Requirements, of Hazardous Materials discovered in the Premises during the construction of Landlord’s Work requiring remediation and (ii) Landlord shall not request the performance of any overtime labor without Tenant’s prior approval, which approval shall not be unreasonably withheld or delayed. Tenant shall not be required to remove or restore the Landlord’s Work at the expiration or earlier termination of the Lease.

(b) Tenant’s Space Plans. Landlord and Tenant acknowledge and agree that the Tenant Improvement Specifications attached hereto as Annex 1 (“Tenant Improvement Specifications”) and the space plan prepared by the TI Architect attached hereto as Annex 2 (the “Space Plan”) have been approved by both Landlord and Tenant

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(c) Working Drawings. Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the Space Plan and Tenant Improvement Specifications. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Space Plan and Tenant Improvement Specifications without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the Space Plan and Tenant Improvement Specifications, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(d) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be completed and approved not later than March 22, 2013, in order for the Landlord’s Work to be Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, the term “Landlord’s Work” shall mean the work of constructing the Tenant Improvements.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall reasonably assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. On or before the Target Commencement Date (subject to Tenant Delays and Force Majeure delays), Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the Tenant’s Permitted Use of the Premises (“Substantial Completion” or “Substantially Complete”). Notwithstanding the foregoing, the Landlord’s Work shall not be considered Substantially Complete unless and until Landlord has obtained a certificate or temporary certificate of

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occupancy (or its equivalent) for the Premises permitting lawful occupancy of the Premises (but specifically excluding any permits, licenses or other governmental approvals required to be obtained in connection with Tenant’s operations in the Premises). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s reasonable discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its reasonable discretion unless a manufacturer is specified in the approved TI Construction Drawings.

(e) Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall have no further obligation with respect to such Construction Defect other than to cooperate, at no cost to Landlord, with Tenant should Tenant elect to pursue a claim against such contractor.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not reasonably available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

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(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(d) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons that continues for more than 1 day after Landlord’s notice thereof to Tenant.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been Substantially Completed but for such Tenant Delay and such certified date shall be the date of Delivery. Upon request, Landlord shall advise Tenant of any materials, finishes or installation which are required as part of any Change Request that will result in unusually long lead times.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the Space Plan shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change and specified in the approved Change Request (as extended, if applicable, by Force Majeure delays and additional Tenant Delays), including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

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5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain and submit to Tenant for approval (which approval shall not be unreasonably withheld, conditioned or delayed) a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (as approved by Tenant, the “Budget”). The Budget may be amended from time to time but shall be submitted to Tenant each time for its approval which approval shall not be unreasonably withheld, conditioned or delayed. The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 1% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d). Administrative Rent shall include, without limitation, all out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with monitoring the construction of the Tenant Improvements and Changes, and shall be payable out of the TI Fund. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements or Changes, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “TI Allowance”) of $180 per rentable square foot of the Premises, or $3,075,660 in the aggregate. The TI Allowance shall be disbursed in accordance with this Work Letter.

Except as otherwise provided in Section 5(c) below, Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4.

(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, a portion of the cost (as designated in the Budget) of the construction and rating of the demising walls shown as being provided by Tenant on Exhibit H of the Lease, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Space Plan and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements; provided, however, that if any portion of the TI Allowance remains unused after payment in full of the Tenant Improvements, Tenant may utilize such excess funds for the purchase and installation of furniture, installing Tenant’s name on the Monument Sign, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements and other items as reasonably approved by Landlord, which items shall be the property of Landlord and shall not be removed from the Premises by Tenant during the Term of the Lease or at the expiration or earlier termination of the Lease.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance, and otherwise expressly provided for in this Work Letter. If at any time the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current TI Cost in excess of the remaining TI Allowance (“Excess TI Costs”). If Tenant fails to deposit any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge).

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For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. If upon completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Building (i) 14 days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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Schedule 1 to Work Letter

Tenant Improvement Specifications

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11119 N. Torrey Pines/Wellspring - Page 1

11119 North Torrey Pines Road -

December 18, 2012

TENANT IMPROVEMENTS SPECIFICATIONS

State and Local Code Compliance

Design and construction shall conform to all Federal, State and Local building codes and ordinances to include but not limited to the most current version of the following documents:

•	2010 California Building Code

•	2010 California Plumbing Code

•	2010 California Mechanical Code

•	2010 California Energy Code

•	2009 National Electric Code/ 2010 California Electric Code

•	2008 Title 24, California Energy Efficiency Standards

•	2010 California Fire Code

•	2010 California Green Building Standards Code

•	California Division of Occupational Safety and Health

•	San Diego Municipal Code

LEED Certification Guidelines for Tenant

Tenant agrees to design their suite improvements to comply, at a minimum with LEED Silver Certification requirements with specific emphasis on the Energy and Water Conservation categories noted below.

ARCHITECTURAL IMPROVEMENTS

Interior Partitions

Metal stud and drywall partitions per tenant’s floor plan requirements.

3-5/8” studs typical, gauge and spacing as required by code, and Type X, 5/8” drywall

Standard Interior Partitions penetrate ceiling grid 6”

Full height partitions to underside of structure at demising locations or where sound/security requirements occur

Fire rated assemblies as required by code, full height, tunnel or shaft wall construction as approved by local building officials

Backing required in any walls where casework, appliances, equipment or fixtures will be mounted

Coordinate with structural engineer to determine any specialty requirements for heavy loads.

Smooth drywall finish to Level 4

Insulation	Batt insulation within wall cavity as required for sound control.

Doors, Frames & Hardware

Offices/ General Use Areas

Suite entry door assemblies are 3’ x 9’ or 6’ x 9’ pair, glass, Herculite doors

Interior door assemblies are 3’ x 8’, solid core, wood veneer, flush face doors with no added urea-formaldehyde resins

Anodized aluminum frames, natural finish, 3’ x 8’ or 6’ x 8’ pr, with integral 36” sidelights at offices and conference rooms

Lever style, heavy duty, satin aluminum hardware

Suite entry doors are require Blumcraft hardware; interior doors are passage or cylindrical locksets

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Include components and ratings as required by code Keying to be compatible with Landlord’s master system

Lab/ Lab Support/ Equipment/ Storage Areas

Door Assemblies are 3’ x 8’ or 3’-6” x 8’ to match offices except where noted as painted hollow metal (fully welded)

Doors stained to match offices and 2’w x 3’h vision lite

Lab offices and shall be 3’ x 8’, 3’-6” x 8’ or 6’ x 8’ custom stained to match office areas with Alum frames to match offices, except where noted to be welded hollow metal frames

Lever style, heavy duty, satin aluminum cylindrical passage lockset hardware

Include components and ratings as required by code

Keying to be compatible with Landlord’s master system

Windows	Frames to match style of door frames in office areas

Ceiling System

General

Except where structural, mechanical, electrical or plumbing issues preclude, design height of ceiling is to be 10’-0” or max height as possible to obtain

T-Bar suspension installation per code, utilize BERC clips in lieu of 2” wall angle.

Office Areas

Armstrong XL 2’ x 2’, 15/16” exposed T-Grid, white

Armstrong 2’x 2’ acoustic tile, Dune 1775NF (no added/low formaldehyde) with beveled tegular edge, white

Lab/ Lab support/ equipment/ storage areas

Armstrong XL 2’ x 4’, 15/16” exposed T-grid, white

Armstrong 2’ x 4’ Climaplus (No added/ low formaldehyde) with beveled, tegular edge, white

Window Covering	MechoShade Systems or Equal roller shades, manual controls, EcoVeil 1350, color #1369 Silver, shade cloth mounted within blind pocket Lobby shades to be electrified.

Cabinetry

Construction Designation APA C-D plugged with exterior glue, 3/4” thick or 3/4” high-pressure particle board with no added urea-formaldehyde containing resins for Break Rooms, Copy/Work Rooms and Conference Rooms. Adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

Plastic laminate finish, countertops and splashes shall be constructed in accordance with WI Manual of Millwork, “Custom” grade

Self-closing hinges with vertical, horizontal and depth adjustment

Adjustable shelf standards, full extension, heavy-duty drawer glides

Lab casework shall be metal Hanson Lab Furniture Inc, Fisher Hamilton, or equivalent or plastic laminate and constructed in accordance with WI Manual of Millwork, “Custom” grade

Self-closing hinges with vertical, horizontal and depth adjustment

Adjustable shelf standards, full extension, heavy-duty drawer glides

Countertops at labs to be TRESPA or equivalent countertops

Refer to drawings for modular casework requirements

Floor Covering	Office and Admin Areas Monterey or Equal, Overview Multi-Level Loop Pattern, minimum allowance of $30.00/syd installed

Adhesives: GLP16003 - latex resin based multi-purpose carpet floor adhesive, C16E

GLP91505 - floor preparation primers, C36E, C46E

GLP58266 - latex resin based multi-purpose broadloom carpet adhesive, B-19

GLP60151 - latex based carpet broadloom seam sealer, B-71

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4” rubber base with adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

Lab/ Lab Support/ Equipment/ Storage Areas

Vinyl Composition Tile, Armstrong or equivalent, 12” x12” x 1/8”

Adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

4” ” rubber coved base with adhesive compliant with Indoor Air Quality criteria per ASTM D-5116

Server Room Static Dissipative tile 24” x 24” Mipolam or VPI, non-grounded

Tissue Culture Resilient sheet flooring with matching welded seams and 6” integral coved base – Medintech or equal

Paint	Shall not exceed the VOC and chemical component limits of Green Seal’s Standard GS-11

Epoxy paint - provide at Tissue Culture

Cold Rooms	Wall Panels Withstand live lateral load of 100 lbs point load, 5 psf uniform load Ceiling Panels Withstand their own weight, dead loads, and live loads of 25 lbs with maximum deflection of 1:180

Cooler Rooms Maintain 4 degrees F; plus or minus 2 F degrees

Air Tightness of Assembled Unit Limit air infiltration through assembly to 0.06 cu ft/min/sq ft of wall area, measured at a reference differential pressure across assembly of 1.57 psf as measured in accordance with ASTM E 283

Vapor Seal Interior room atmospheric pressure of 1 inch sp, 72 degrees F, 40 percent RH: No failure Vapor Tightness Sufficient to eliminate frost accumulation

Insulation Thickness 4 inches

Doors: Overlap type for 34 x 78 inch opening, construction as for walls but with edges closed; 2-1/2 inch thick insulation; flexible gasket containing magnetic strip on four edges; heated gasket thermostatic control with two way air relief valve. Configuration and quantity as shown on drawings

View Windows Sealed insulating glass units in doors

Hardware Cast brass, nylon bearing self closing hinges, roller catch latch and keeper; cylinder lock and inside safety release mechanism

Shelving and Supports Stainless steel construction, open rod construction, free standing style, adjustable supports

Deli Boxes Rear load, deep shelving with front access at each door

Light Fixtures Vapor tight, incandescent with 150 watt lamp, operating toggle switch on exterior wall of room with pilot light, wired in rigid conduit

Cooling System Direct expansion refrigerant, water cooled; remote located condensing unit for all rooms, evaporator, unit cooler, self contained with valves, controls, switches, timers, refrigerant piping, insulated suction lines, and wiring. Size and capacity to maintain environment specified; hot gas defrost; electrically heated trace condensate drain

Cooling Unit Locate remote from cold storage rooms. Pipe coolant to cold rooms

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Specialties

Corner guards Stainless Steel in all lab / lab support areas 3 1⁄2” x 3 1⁄2” x 5’

STRUCTURAL

Bldg Structure	Replacement of any spray-applied fire protection that is removed or damaged during the course of tenant improvements is required

Roof Structure	Due to coastal height restrictions, no equipment is allowed on the roof

FIRE PROTECTION

Fire Sprinkler	Spacing and number of heads shall comply with recommendations of NFPA 13 for type of occupancy. Ceiling mounted high temperature heads (pendant, natural brass with chrome finish, semi-recessed with matching adjustable metal escutcheon) shall be used in those areas required by code. Server rooms shall have pre-action fire protection system with separate riser

Fire Extinguisher	Semi-Recessed, stainless steel fire extinguisher cabinet Dry chemical fire extinguisher bottle: Sentry 5 or equivalent Provide quantity required by code

Fire Alarm	Suite improvements to include all devices required by code and must be connected to the building fire alarm system. All work must be performed by an authorized Notifier representative with a minimum of 10 years experience

PLUMBING – TENANT IMPROVEMENT MINIMUM CRITERIA

All work shall be in strict conformance with the following codes & standards

Uniform Plumbing Code

Uniform Building Code

Uniform Fire Code

Local Fire Department Regulations

National Fire Protection Association

All other Authorities Having Jurisdiction

1.	All water fixtures used in general office space including restrooms but not including Process Fixtures, shall exceed the minimum rating by 30% specified in the Energy Policy Act of 1992, in accordance with LEED calculations

2.	Adhesives shall comply: VOC content shall be less than the current VOC content limits of SCAQMD Rule #1168, AND all sealants used as fillers must meet to exceed the requirements of the South Coast Air Quality Management District Regulation 8, Rule 51

Principal Systems to be Included in the Design

1.	Sanitary sewer drain, waste & vent - all spaces above ground level drain by gravity to the public sewer.

2.	Compressed Gases ((CA, N2, CO2)

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3.      House Vacuum and Compressed Air System, utilized in common with other tenants at the project.

4.      Water Systems (ICW, IHW, DCW, DHW, DI). Water usage shall be submetered and measured for bill back purposes to the tenant

5.      Liquid Nitrogen System

6.      Typically, localized instantaneous electric domestic hot water heaters serve lavatories and sinks in the tenant suites

7.      Condensate drain piping runs from the HVAC units to the nearest indirect waste receptor (max. 60” AFF.) or to a Janitor’s Sink

8.      All drain piping from HVAC equipment and plumbing equipment runs to the nearest indirect waste receptor or Janitor Sink

Materials

Soil, Waste and Vent above Ground: Service-weight, no-hub cast-iron pipe and fittings Soil, Waste and Vent Below Ground and to 5’-0” Outside of Building: Service-weight, cast-iron hub & spigot pipe and fittings

Industrial Waste and Vent piping above ground to be plenum rated polypropylene DWV

Industrial Waste and Vent piping below ground to be polypropylene DWV.

Industrial Waste piping to route to a sample port just prior to connection to sanitary system Water and Condensate Drain Piping Above Ground: Type ‘L” hard-drawn copper type, ASTM B88, and wrought copper fittings, ANSI B1 6.22. All hot water supply piping shall be insulated with 1-inch thick fiberglass insulation for sizes up to 2-1/2 inch size, 1-1/2 inch thick above 2-inch size piping. Condensate drain piping above ceilings to be insulated

Water Piping Below Ground 4-inches and smaller: Type “K” hard-drawn copper tubing, ASTM B88, and wrought copper fittings ANSI B 16.22, silver brazed joints

Natural Gas Piping: Buried piping to be Polyethylene per ASTM D2513; above grade to be Schedule 40 black steelper ASTM D2513

Indirect Drains: Type “M” copper fittings, ANSI B16.22, solder joint type. Insulate with Manville Micro-Lok 650AP

Specialty gas piping shall be type L copper, silver brazed

Deionized Water: Schedule 40 polypropylene with socket fused joints

Liquid Nitrogen: Vacuum insulated stainless steel tubing

Adhesives shall comply: VOC content shall be less than the current VOC content limits of SCAQMD Rule ealants used as fillers must meet or exceed the requirements of the South Coast Air Quality Management District Regulation 8, Rule 51

Plumbing Fixtures

Lab sink: 25 in. x 22 in. x 12 in. deep stainless steel sink.

Scullery sink: Double compartment stainless steel sink with 14 in. deep basin

Service Sink: Corner model, terrazzo mop service basin with vacuum breaker faucet.

Emergency Shower/Eyewash: Water Saver Faucet Co. Model SSBF2150 or equivalent

Electric Water Cooler: Barrier-free, wall hung water cooler with push bar control and equipped for handicap usage

All water fixtures used in general office space including restrooms but not including Process Fixtures, shall exceed the minimum rating by 30% specified in the Energy Policy Act of 1992, in accordance with LEED calculations

Drains

Floor Drains: Cast iron body floor drains with nickel bronze top, membrane clamp and adjustable collar

Floor Sinks: Cast iron body receptor with acid-resistant coated interior, bottom dome strainer, seepage flange and grate

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Break rooms shall have either single or double compartment 18 gauge stainless steel sinks. Minimum acceptable building standard sinks and accessories:

Single Compartment Sink:	Just Model #SX-2133-A-GR
Double Compartment Sink:	Just Model #DL-2133-A-GR
Drain:	Just Model #J-35FS
Faucet:	Just #J-900 single handle 8” center
Garbage Disposer:	In-Sink-Erator #444 0.75HP @ 120/1/60
Provide air gap fitting for dishwasher, if installed.

HVAC – TENANT IMPROVEMENT MINIMUM CRITERIA

All work shall be in strict conformance with the following codes and standards

Uniform Mechanical Code

Uniform Plumbing Code

Uniform Building Code

Uniform Fire Code

Local Fire Department Regulations

National Fire Protection Association

All other Authorities Having Jurisdiction

Principal Systems to be Included in Design

1.      Summer-Winter air conditioning for all occupied areas, including corridors and restrooms

2.      The current building has a common central plant that provides CHW for cooling. CHW piping is delivered to the basement and capped

3.      Tenant spaces shall be conditioned by either fan coils above the ceiling space or air handlers located in basement

4.      Toilet exhaust systems for all restrooms and janitor rooms per code

5.      Building controls to be Johnson Metasys DDC System integrated with the existing site-wide DDC system with electric controllers

Existing Cooling Plant

The existing cooling plant consists of (1) 300T centrifugal and (1) 250T Turbocor chiller and chilled water usage shall be monitored for billing purposes

The tenant shall be responsible for providing and installing all necessary CHW BTU monitoring devices

Areas that require continuous 7/24 operation (computer rooms, network server rooms, etc.) shall be considered for stand-alone systems; be Liebert, Data-Aire or equivalent. The system configuration shall be dependent on room capacity requirements

Existing Heating	The existing heating plant consists of boilers with 4,000,000 BTU. Tenant to install all required distribution piping from the basement chiller room into the TI space.

Office Areas	Fan coils can be installed in office areas above the ceiling space with ducted supply and return. Minimum standard for cabinet style fan coils shall Carrier 42BH type or equal.

Lab Areas	These areas shall be serviced by basement or floor mounted 100% OSA air handling units equipped as described below

Basement	Air Handling Units shall be based on Energy Lab Units or approved equivalent with the following minimum components and accessories: • Double wall outdoor construction

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•       Backward Inclined Supply fans with high efficiency motors and VFD’s

•       Airflow monitoring stations

•       Moisture eliminator section

•       Filtration with 2 in. 30/30 prefilters and 85 % efficient final filters

•       Cooling and heating coils with corrosion resistant protection

•       Stainless steel drain pan

Telephone/IT Room	Dedicated 24/7 independent split system units with the fan coil units mounted above the ceiling space and the condensing unit located in the basement

Environmental Design Conditions	The following criteria will be used for sizing the heating and cooling systems:

Outdoor Ambient Design Conditions:
	Summer:		88¥F dB, 72¥F mwB, 13¥F dB outdoor daily range
	Winter:		42¥F dB

	Indoor Conditions for Air Conditioned Area: Offices, Labs Electrical, Telecom, Storage		72¥F dB ± 3¥F dB, No Humidity Control Typical of office space unless equipment requires a more specifically controlled environment

Ventilation Air Requirements	Outdoor air for ventilation on this project exceeds the requirements of the American Society of Heating Ventilating and Air Conditioning Engineers (ASHRAE) Standard 62-1989, Ventilation for Acceptable Indoor Air Quality. On average approximately 0.2 cfm per square foot should be provided for all office environments.

For laboratory areas provide 100% outside air with the following minimum requirements:

	1. Biology Areas 2. Chemistry Areas 3. Chemical Storage 4. Wash Areas	8 AC/Hr 12 AC/Hr 15 AC/Hr 15 AC/Hr

Energy Use & Conservation	The Energy Efficiency Standard, Title 24, to be used to set the minimum performance requirements of this installation, though Tenant agrees their design will exceed the minimum savings to comply with LEED Silver Certification.

Ceiling Registers & Diffusers

Ceiling diffusers with perforated face with frame style compatible with the type of ceiling used. Surface mounted diffusers require gaskets to prevent leakage. Diffuser faceplate to have concealed hinges and latches. Faceplates to be easily removable from the frame.

Supply diffusers, Titus-PMC perforated modular face-size 24” X 24” for lay-in ceiling tile.

Linear diffusers for all hard lid areas.

These manufacturers are considered equal, providing corresponding models meet specified requirements. Equivalent substituted equipment to be submitted for the Designer’s review during bid of major equipment.

	Air Filters Diffusers, Registers, Grilles	AAF, Air Guard Titus, EH Price, Krueger

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Duct Work

Supply ducts, return ducts, and exhaust ducts plenum chambers, housing, and panels fabricated from zinc-coated (galvanized) steel sheets conforming to the latest ASTM Specs A-525. Zinc-coating to be of the “Commerical” class

Exhaust duct from fume hoods shall be 304 stainless steel back to main exhaust duct

Exhaust duct from Glasswash area shall be 304 stainless steel back to main exhaust duct

Ductwork shall be installed in strict accordance with the latest SMACNA guidelines and shall also adhere to the latest State and Federal seismic requirements

Install flexible ducts in a fully extended condition free of sags and kinks, using minimum length required for connection. Flexible duct suspended on 36” centers with a min 3/4” wide flat banding material where horizontal support is required. Joints and connections to be made in accordance with Underwriters Laboratories, Inc. Connect to rigid sheet metal with min 1/2” wide collar positively clamped and secured with screws or other approved fastening

Toilet Exhaust Ventilation	Exhaust all janitor rooms shall with a min of 12 air changes per hour

Miscellaneous Exhaust/ Ventilation Systems

The following exhaust system have been installed as part of the shell design, it is assumed that outside ambient air shall provide makeup air to the exhausted area:

Elevator Machinery Rooms.

Electrical Room(s).

Controls

Electronic DDC building automation system controls the central pant, located in the lower level of the building. The system operates the HVAC system and controls occupied and non-occupied temperature and ventilation schedules. System is expandable for Tenant Improvements. The system includes monitoring, alarm and by-pass functions for efficient energy management

The DDC System is programmed to log utilities

Electronic digital control to be provided at the tenant zone level; controls shall be coordinated with the shell building system. Purchase and installation of all utility devices and controls within the tenant space are part of Tenant Improvement scope of work

ELECTRICAL—TENANT IMPROVEMENT MINIMUM CRITERIA

All work shall be in strict conformance with the following codes and standards

NFPA 70 National Electrical Code

NFPA 101 Life Safety Code

BOCA Building Codes

IES - Illuminating Engineering Society of North America

Distribution	The building distribution is located in basement with 277/480 volt, 4,000 AMP underground pull section to be provided in the main electrical room with a small house meter for house loads (ie: lobby, elevators, etc). The main distribution board, tenant meter section and other electrical distribution work will be part of the Tenant Improvement.

Electrical panels must grouped in dedicated electrical rooms not installed randomly within tenant spaces

All conductors for new switchgear to be installed as new New HVAC equipment to be fed from the basement distribution switchgear. New external starters for HVAC equipment

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Panelboards and distribution boards shall be located at the satellite electrical rooms to feed the office/lab and support areas

All new transformers to be energy efficient Energy Star type

Tenant to provide 208V branch circuit panelboards within the tenant space

Distribution Equipment

Panelboards

All Panelboards to be new, all TI panels to be surface mounted and stacked if necessary, inside the dedicated electrical rooms.

Panelboards for lighting to be 480Y/277V 3j 4W to be series rated for fault current. All Electrical panels are to be located in electrical equipment rooms.

Panelboards for power and control power shall be 208Y/120V 3j 4W with minimum fault current ratings of 10,000 AIC. located in electrical equipment rooms. Panelboards served through transformers shall have integral main over current protection, sized as indicated on the drawings.

All panelboards have bolt-on circuit breakers, 42-pole space, bus ratings (as indicated on the panel schedules) and are either surface or flush mounted (as indicated on the panel schedules). All panels located in electrical rooms to be stacked or switchboard mounted to minimize space used by the panels

Panelboards with an isolated ground bus are required as noted. All 208Y/120V 3j 4W panelboards shall be provided with 100% rated neutral bus; panelboards for IT room UPS equipment to be 200% rated neutral bus with an isolated ground bus.

Feeders

Feeders shall be copper conductors (Type THHN or THW) routed in electro metallic tubing (EMT), polyvinylchloride (PVC) conduit, or rigid galvanized steel (RGS) conduit. EMT shall be used in all indoor, concealed locations where the feeder is protected from damage or weather. RGS conduit shall be used in exterior applications or where the conduit may be exposed to physical damage. PVC shall be used for all below-grade applications.

Feeders shall be sized according to the singleline diagram in the construction documents. Feeders shall be rack-mounted in accessible ceiling spaces or routed below grade under the slab.

Emergency Power System

Tenant will be allocated allowed to utilize the existing emergency generator at 11119 North Torrey Pines in common with other tenants at the project. All other emergency power system components to be provided by tenant

Branch Circuitry

1. Conduit and Wire

a.      Branch circuits for all power circuits serving furniture partition systems, office power, convenience outlets, control power, etc. to be nominally sized as 120V 20A.

b.      Branch circuits for lighting circuits to be either 277V 20A unless specifically indicated otherwise (undercabinet lighting is connected to 120V 20A circuits).

c.      All area branch circuit conductors to be copper and routed in metal conduit.

d.      Branch circuiting to individual offices shall be (3)#12AWG (two ‘hot’ and one neutral) plus (1) #12 green ground wire forming a two dedicated 120V 20A 3- wire circuits to feed a maximum of four offices.

e.      Each office to include (2) duplex receptacles, and (1) ring and string devices per 130 SF office. Quantity to be adjusted per square footage room size.

f.       Systems furniture feeds to be provided as (4) circuit (8) wire systems with three

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         normal circuits and one isolated ground circuit.

g.      Branch circuits may be increased in size for specific loads or as necessary to prevent excessive voltage drop on longer circuits.

h.      MC cable to be provided as for concealed office wall wiring and concealed lighting only. All homeruns to be provided in EMT conduit.

2. Electrical Devices

a.      Electrical devices including (receptacles and switches) shall be rated according to the load served.

b.      Electrical devices shall be Decora type, white in color with white thermoplastic cover plates.

c.      Cover plates for receptacles and junction boxes shall be labeled indicating the circuit and panelboard from which the device is fed.

d.      All floor furniture feeds shall be flush type, and flush type to be provided at conference rooms. Floor devices must be 2 hr rated at second floor locations.

3. Lighting Systems

a.      Fixtures shall be suitable for the application including the ability to provide egress illumination where required. Egress light shall be wired and remain on a night lights.

b.      Fixtures shall meet U.L. requirements and selection and placement of fixtures shall comply with ADA requirements.

c.      All lighting fixtures shall operate at 277 V unless specifically noted otherwise.

d.      Lighting Power Densities (LPD) must exceed with the Title 24 energy savings by 25% - 35% to comply with LEED Silver Certification efforts.

e.      Office area to consist of direct/indirect linear pendant style fixtures or recessed direct/indirect light fixtures type: Focal Point Skylite 2’x2’, FBX-24-B Perforated Shield, White, lamping and voltage to be confirmed. Landlord reserves the right to determine use and location of either style of fixture.

f.       Exit Lights – Lithonia LRP, Green on clear, 120/277, EL N.

4. Lighting Control Systems

a.      Lighting control must comply with Title 24 requirements (including over-ride control for automatically shutting the lights off at prescribed periods of time and the ability to over-ride the lighting control for up to two hours of use).

b.      Lighting control equipment shall include a programmable lighting control panel, relay panels (quantity as necessary), over-ride switches (distributed throughout the space), and interconnecting conductors.

c.      Control zones to include perimeter areas for daylit spaces, skylit areas, and interior areas under 5,000SF.

d.      Lighting over-ride switches to be located in corridors and similar areas to allow ease of access.

e.      Each room shall be controlled by dual-level switching for local control.

f.       Each private enclosed office to be provided with wall mounted dual-level switching and a ceiling mounted override motion sensor. Manufacturer: Hubbell or equal.

5. Mechanical Equipment

a.      Power provided from the 480 V or 208 Y/120 V system for line voltage to mechanical equipment.

b.      Control power wiring (other than 120 V as indicated on Mechanical control wiring diagrams) by the mechanical contractor.

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c.      Smoke detectors, time clocks, relays, contactors, etc. by the mechanical contractor.

d.      Motor starters and disconnect switches by the electrical contractor according to the control wiring diagrams provided by mechanical contractor.

6. Telephone/Data Room and Low Voltage Wiring a. The existing MPOE room in the basement can be utilized

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Schedule 2 to Work Letter

Space Plan

CHEMISTRY
LAB SUPPORT
LAB SUPPORT
MICRO
COLD ROOM
EQUIP.
EQUIP.
BIOLOGY
COLAB.
CONF. RM
LUNCH RM
OPEN OFFICE
SERVER
OPEN OFFICE
CONF. RM
DN
LOBBY
SHARED OFFICE
SHARED OFFICE
OFFICE
OFFICE
CONF.
OFFICE
OFFICE
OFFICE
DN
UP

# Wellspring T.I.

Scale: 1/16"=1'-0"

02.12.13

11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this              day of                     ,             , between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Tenant”), and is attached to and made a part of the Lease dated                     ,              (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is                     ,             , and the termination date of the Base Term of the Lease shall be midnight on                     ,             . In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

WELLSPRING BIOSCIENCES LLC,
a Delaware limited liability company

By:
Its:

LANDLORD:

ARE-SD REGION NO. 24, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:
Its:

Rules and Regulations	11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None.

11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT G TO LEASE

SIGNAGE

# MONUMENT SIGNAGE

11119
Calibr
Ligand
Wellspring
ALEXANDRIA
11149
2

*The monument signage above is merely conceptual and can be modified by Landlord in its sole discretion.

ALEXANDRIA
11119 NORTH TORREY PINES ROAD

11119 N. Torrey Pines/Wellspring - Page 1

EXHIBIT H TO LEASE

CONTROL AREAS

11119 N. Torrey Pines/Wellspring - Page 2

11119 N. Torrey Pines/Wellspring - Page 3

11119 N. Torrey Pines/Wellspring - Page 4

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FIRST AMENDMENT TO LEASE

This First Amendment (the “Amendment”) to Lease is made as of June 11, 2013, by and between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of March 1, 2013 (the “Lease”), wherein Landlord leased to Tenant certain premises consisting of approximately 17,087 rentable square feet (the “Premises”) located at 11119 North Torrey Pines, San Diego California more particularly described therein.

B. As of the date of this Amendment, the Commencement Date of the Lease has not occurred.

C. Landlord and Tenant desire to amend the Lease to, among other things, revise the square footage of the Premises and the Project.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. Premises. The defined terms “Premises”, “Rentable Area of Premises”, “Rentable Area of Project” and “Tenant’s Share of Operating Expenses” on Page 1 of the Lease are hereby deleted in their entirety and replaced with the following:

“Premises:	The east side of the first floor of the Building, containing approximately 16,393 rentable square feet, as determined by Landlord, as shown on Exhibit A.”

“Rentable Area of Premises: 16,393”

“Rentable Area of Project: 72,506”

“Tenant’s Share of Operating Expenses: 22.61%”

2. TI Allowance. The first sentence of Section 5(b) of the Work Letter attached to the Lease as Exhibit C is here by deleted in its entirety and replaced with the following:

“Landlord shall provide to Tenant a tenant improvement allowance (the “TI Allowance”) of $180 per rentable square foot of the Premises, or $2,950,740 in the aggregate.”

3. Miscellaneous.

(a) This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

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(b) This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(d) Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this Amendment, and that no Broker brought about this Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

(e) Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company

By:	/s/ Heidi Henson
Its:	CFO

LANDLORD:

ARE-SD REGION NO. 24, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:	/s/ Gary Dean
VP Legal Affairs

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SECOND AMENDMENT TO LEASE

This Second Amendment (the “Amendment”) to Lease is made as of Sept. 18, 2013, by and between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A.        Landlord and Tenant have entered into that certain Lease Agreement dated as of March 1, 2013 as amended by that certain First Amendment to Lease dated June 11, 2013 (as amended, the “Lease”), wherein Landlord leased to Tenant certain premises consisting of approximately 16,393 rentable square feet (the “Premises”) located at 11119 North Torrey Pines, La Jolla, California more particularly described therein.

B.        As a result of a scrivener’s error, the City and zip code of the Premises was incorrectly referenced as “11119 North Torrey Pines, San Diego, California 92127” instead of “11119 North Torrey Pines, La Jolla, California 92037”. Landlord and Tenant desire to amend the Lease to, correct such scrivener’s error.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1.         Change in Premises Address. The definition of “Building” and the “Tenant’s Notice Address: Following Commencement Date” on Page 1 of the Lease are hereby deleted in their entirety and replaced with the following:

“Building: 11119 North Torrey Pines Road, La Jolla, California 92037”

“Tenant’s Notice Address:

Following Commencement Date:

11119 North Torrey Pines Road, Suite 125

La Jolla, California 92037

Attention: President/CEO”

In addition, wherever referred to in the Lease, the Premises address shall be 11119 North Torrey Pines Road, La Jolla, California 92037.

2.        Miscellaneous.

(a)        This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect thereto. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)        For purposes of Section 1938 of the California Civil Code, as of the date of this Amendment, the Project has not been inspected by a certified access specialist.

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(c)        This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(d)        This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

(e)        Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this Amendment, and that no Broker brought about this Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

(f)        Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company

By:	/s/ Heidi Henson
Its:	CFO

LANDLORD:

ARE-SD REGION NO. 24, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:	/s/ Gary Dean
Gary Dean VP Legal Affairs

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THIRD AMENDMENT TO LEASE

This Third Amendment (the “Amendment”) to Lease is made as of February 23, 2015, by and between ARE-SD REGION NO. 24, LLC, a Delaware limited liability company (“Landlord”), and WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of March 1, 2013, as amended by that certain First Amendment to Lease dated June 11, 2013 (“First Amendment”), and as amended by that certain Second Amendment to Lease dated September 18, 2013 (as amended, the “Lease”), wherein Landlord leased to Tenant certain premises consisting of approximately 16,393 rentable square feet (the “Premises”) located at 11119 North Torrey Pines, La Jolla, California more particularly described therein.

B. Landlord and Tenant desire to amend the Lease to clarify that Tenant shall forfeit any unused TI Allowance after June 30, 2015.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1. TI Allowance. The following sentence shall be added to the last sentence of Section 5(b) of the Work Letter attached to the Lease as Exhibit C (as amended by Section 2 of the First Amendment):

“Tenant shall have no right to use any portion of the TI Allowance that is not disbursed on or before June 30, 2015 in accordance with the Work Letter.”

2. Miscellaneous.

(a) This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect thereto. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

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(d) Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this Amendment, and that no Broker brought about this Amendment. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Amendment.

(e) Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

(Signatures on Next Page)

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

TENANT:

WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company

By:	/s/ Heidi Henson
Its:	CFO

LANDLORD:

ARE-SD REGION NO. 24, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

By:	/s/ Gary Dean
VP Legal Affairs

EXHIBIT B

SUBLEASED PREMISES

CONF. RM
113
LUNCH RM
114
LAB
SUPPORT
118
LAB
SUPPORT
117
EQUIP.
116
COLD
ROOM
122
EQUIP.
123
OPEN
OFFICE
112
TC
LAB
124
SERVER
111
OFFICE
OPEN 101
CONF.
RM
110
LOBBY
100
OFFICE
102
OFFICE
103
OFFICE
104
OFFICE
105
CONF.
106
OFFICE

60 ANNIVERSARY

Wellspring Biosciences
Preliminary Furniture Study
11119 N. Torrey Pines Rd.
La Jolla, CA 92037

OFFICE INTERIORS
PARRON HALL

EXHIBIT C

FURNITURE

1.	Cubicles (1-7)

	1)	6 x 8 Workstation (x7)
	2)	Pedestal file cabinet (x6)
	3)	24 x 24 hinged door/2 drawer file storage unit (x6)
	4)	Sliding door overhead storage with task lighting (x6)
	5)	Regeneration chair (x7)
	6)	Integrated marker tile (x3)
	7)	White board (x2)
	8)	Moile ped w/seat cushion (x1)
	9)	42 x 18 hinged door/2 drawer file storage unit (x2)
	10)	Regeneration chair (x7)

2.	Private Offices (Offices 3-7)

	1)	72 x 30 table desk with modesty panel (x5)
	2)	48 x 24 bridge (desk return) (x5)
	3)	72 x 18 table with 2 drawer credenza file cabinet (x5)
	4)	48 x 23 3 shelf bookcase (x5)
	5)	24 x 24 hinged door/2 drawer storage unit (x2)
	6)	Sliding door overhead storage with task lighting (x5)
	7)	Tackboard below overhead (x5)
	8)	Mobile ped w/seat cushion (x5)
	9)	Regeneration chair (x5)
	10)	Moment side chair (x10)
	11)	White board (x5)

3.	Shared Offices (Offices 1 and 2)

	1)	72 x 30 table desk with modesty panel (x4)
	2)	72 x 18 table with 2 drawer credenza file cabinet (x4)
	3)	Sliding door overhead storage with task lighting (x4)
	4)	36 x 24 hinged door/2 drawer file storage unit (x2)
	5)	Mobile ped w/seat cushion (x4)
	6)	Regeneration chair (x4)

4.	Open Area/General

	1)	48 x 24 printer table w/hinged door cabinet underneath
	2)	30 x 18 4 drawer file cabinet (x2)
	3)	36 x 18 4 drawer file cabinet (x2)
	4)	36 x 18 2 door file cabinet (x2)
	5)	Phone (x16)

CONSENT TO SUBLEASE

This Consent to Sublease (this “Consent”) is made as of December 9, 2014, by ARE-SD REGION NO. 24, LLC, a Delaware limited liability company, having an address of 385 East Colorado Blvd., Suite 299, Pasadena, California 91101 (“Landlord”), WELLSPRING BIOSCIENCES LLC, a Delaware limited liability company, having an address of 11119 North Torrey Pines Road, Suite 125, La Jolla, CA 92037 (“Tenant”), and KURA ONCOLOGY, INC., a Delaware corporation, having an address of 11119 North Torrey Pines Road, Suite 125, La Jolla, CA 92037 (“Sublessee”) with reference to the following Recitals.

RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement dated as of March 1, 2013, as amended by that certain First Amendment to Lease dated June 11, 2013, and as amended by that certain Second Amendment to Lease dated September 18, 2013 (as amended, the “Lease”), wherein Landlord leased to Tenant certain premises (the “Premises”) located at 11119 North Torrey Pines Road, La Jolla, California as more particularly described therein.

B. Tenant desires to sublease to Sublessee a portion of the Premises consisting of approximately 1,560 rentable square feet (the “Subleased Premises”) more particularly described in and pursuant to the provisions of that certain Sublease dated August 29, 2014 (the “Sublease”), a copy of which is attached hereto as Exhibit A.

C. Tenant desires to obtain Landlord’s consent to the Sublease.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the sublease of the Subleased Premises to Sublessee, such consent being subject to and upon the following terms and conditions to which Tenant and Sublessee hereby agree:

1.	All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

2.	This Consent shall not be effective and the Sublease shall not be valid unless and until Landlord shall have received: (a) a fully executed copy of the Sublease, (b) a fully executed counterpart of this Consent, and (c) an insurance certificate from Sublessee, as insured, evidencing no less than the insurance requirements set forth in the Lease. Tenant and Sublessee each represent and warrant to Landlord that the copy of the Sublease attached hereto as Exhibit A is true, correct and complete in all material respects.

3.	Intentionally Deleted.

4.

Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease, all of which shall be subordinate and at all times subject to: (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

5.	Nothing contained herein or in the Sublease shall be construed to:

a.	modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease (including, without limitation, Tenant’s obligation to obtain any required consents for any other or future sublettings), or to waive any breach thereof, or any rights or remedies of Landlord under the Lease against any person, firm, association or corporation liable for the performance thereof, or to enlarge or increase Landlord’s obligations or liabilities under the Lease (including, without limitation, any liability to Sublessee for any portion of the security deposit held by Tenant under the Sublease), and all terms, covenants and conditions of the Lease are hereby declared by each of Landlord and Tenant to be in full force and effect.

b.	require Landlord to accept any payments from Sublessee on behalf of Tenant, except as expressly provided in Section 8 hereof.

Tenant shall remain liable and responsible for the due keeping, performance and observance of all the terms, covenants and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the annual rent, additional rent and all other sums now and hereafter becoming payable thereunder for all of the Premises, including, without limitation, the Subleased Premises.

6.	Notwithstanding anything in the Sublease to the contrary:

a.	Sublessee does hereby expressly assume and agree to be bound by and to perform and comply with, for the benefit of Landlord, each and every obligation of Tenant under the Lease to the extent applicable to the Subleased Premises. Landlord and Sublessee each hereby release the other, and waive their respective rights of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party to the extent of such insurance and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof.

b.	Tenant and Sublessee agree to each of the terms and conditions of this Consent, and upon any conflict between the terms of the Sublease and this Consent, the terms of this Consent shall control.

c.	The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the Premises demised under the Lease (including the Subleased Premises demised by the Sublease) except in accordance with the terms and conditions of the Lease.

d.

If Landlord terminates the Lease as a result of a default by Tenant thereunder or the Lease terminates for any other reason, the Sublease shall automatically terminate concurrently therewith; provided, however, if Landlord elects, in its sole and absolute discretion and without obligation, exercisable by giving written notice to Sublessee within 7 days of such termination (a “Reinstatement Notice”), to reinstate the Sublease and Sublessee shall attorn to Landlord, in which case the Sublease shall become and be deemed to be a direct lease between Landlord and Sublessee. If Landlord exercises the option provided under this section, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the Reinstatement Notice through the expiration or earlier termination of the Sublease, but Landlord shall not (a) be liable for more than 1 month’s rent or any security deposit paid by Sublessee (except to the extent actually delivered to Landlord), (b) be liable for any prior act or omission of Tenant under the Lease prior to the Reinstatement Notice or for any other defaults of Tenant under the Sublease prior to the Reinstatement Notice, (c) be subject to any defenses or offsets previously accrued which Sublessee may have against Tenant for any period prior to the Reinstatement Notice, or (d) be bound by any changes or modifications made to the Sublease without the prior written consent of Landlord.

e.	Tenant and Sublessee acknowledge and agree that if Tenant or Landlord elects to terminate the Lease pursuant to the terms thereof, or if Landlord and Tenant voluntarily elect to terminate the Lease, Landlord shall have no responsibility, liability or obligation to Sublessee, and the Sublease shall terminate unless reinstated in Landlord’s sole and absolute discretion as expressly provided in Section 6(d) above.

f.	Notwithstanding anything in the Lease, Tenant agrees to reimburse all of Landlord’s costs and expenses in connection with this Consent.

7.	Any act or omission of Sublessee or anyone claiming under or through Sublessee that violates any of the provisions of the Lease shall be deemed a violation of the Lease by Tenant.

8.	Upon a default by Tenant under the Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else liable under the Lease or the Sublease without first exhausting Landlord’s remedies against any other person or entity liable thereon to Landlord. If Landlord gives Sublessee notice that Tenant is in default under the Lease, Sublessee shall thereafter make directly to Landlord all payments otherwise due Tenant, which payments will be received by Landlord without any liability to Landlord except to credit such payments against amounts due under the Lease. The mention in this Consent of any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

9.	Tenant shall pay any broker commissions or fees that may be payable as a result of the Sublease and Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising therefrom or from any other commissions or fees payable in connection with the Sublease which result from the actions of Tenant. Sublessee hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising from any commissions or fees payable in connection with the Sublease which result from the actions of Sublessee.

10.

Tenant and Sublessee agree that the Sublease will not be modified or amended in any way without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant and Sublessee hereby agree that it shall be reasonable for

Landlord to withhold its consent to any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or which would affect Landlord’s status as a real estate investment trust. Any modification or amendment of the Sublease without Landlord’s prior written consent shall be void and of no force or effect.

11.	Intentionally Deleted.

12.	All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the Landlord and Tenant at their notice address set forth in the Lease and to Sublessee at the address set forth below. Each party may from time to time by written notice to the other designate another address for receipt of future notices.

Sublessee:	Kura Oncology, Inc.
11119 North Torrey Pines Road, Suite 125
La Jolla, CA 92037
Attn: Chief Financial Officer

13.	This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

14.	This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

15.	This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Premises are located, without regard to its principles of conflicts of law.

16.	Each of Tenant and Sublessee, and all of the respective beneficial owners of each of Tenant and Sublessee, as applicable, are currently (a) in compliance with and, with respect to the Sublessee, shall at all times during the Term of the Sublease remain, in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and, with respect to the Sublessee, shall not during the term of the Sublease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

[Signatures on next page]

IN WITNESS WHEREOF, Landlord, Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:

ARE-SD REGION NO. 24, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

		By:	ARE-QRS CORP.,
a Maryland corporation, general partner

			By:	/s/ Gary Dean
Gary Dean
Vice President
RE Legal Affairs
TENANT:

WELLSPRING BIOSCIENCES LLC,
a Delaware limited liability company

	By:	/s/ Heidi Henson

	Its:	CFO

SUBLESSEE:	KURA ONCOLOGY, INC.,
a Delaware corporation

	By:	/s/ Troy Wilson

	Its:	President, Chief Executive Officer and Director